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                                                                      Exhibit 21


SUBSIDIARIES OF THE REGISTRANT AS OF MARCH 30, 2006

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SUBSIDIARY OR ORGANIZATION                                                                   JURISDICTION OF INCORPORATION
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
ACS STORES, LLC                                                                                          DELAWARE
ADVANCED BUSINESS CONCEPTS INTERNATIONAL, LLC                                                            MINNESOTA
ADVANCED FOOD PRODUCTS, LLC                                                                              DELAWARE
ADVANTAGE DAIRY GROUP COOPERATIVE                                                                        VIRGINIA
AGLAND - LAND O'LAKES FEED, LLC                                                                          COLORADO
AGRICULTURAL INDEMNITY INSURANCE COMPANY                                                                 VERMONT
AGRILIANCE LLC                                                                                           DELAWARE
AGRILIANCE - AFC, LLC                                                                                    ALABAMA
AGRILIANCE DE MEXICO, S.A. DE C.V.                                                                       MEXICO
AGRILIANCE SPV, LLC                                                                                      DELAWARE
AGRO DISTRIBUTION, LLC                                                                                   DELAWARE
AGRONOMY COMPANY OF CANADA, LTD                                                                          CANADA
ALLIANCE MILK PRODUCTS, LLC                                                                              MINNESOTA
AMERICA'S COUNTRY STORES HOLDINGS, LLC                                                                   DELAWARE
AMERICA'S COUNTRY STORES, LLC                                                                            DELAWARE
CALVA PRODUCTS CO., INC.                                                                                 CALIFORINA
CALVATOLIQUID, LLC                                                                                       MINNESOTA
CHEESE & PROTEIN INTERNATIONAL LLC                                                                       DELAWARE
COLCHESTER FOODS, INC.                                                                                   CONNECTICUT
CORPORATE CREDIT, LLC                                                                                    DELAWARE
CUTLER AT ABBEVILLE, LLC                                                                                 MISSOURI
CUTLER AT PHILADELPHIA, LLC                                                                              MISSOURI
DAKOTALAND FEEDS, LLC                                                                                    SOUTH DAKOTA
DELTA EGG FARM, INC.                                                                                     DELAWARE
EASTERN BLOCK, INC.                                                                                      DELAWARE
EASTGATE FEED & GRAIN, LLC                                                                               PENNSYLVANIA
EGG EXPRESS, INC.                                                                                        CONNECTICUT
ESLABON CATTLE CO. LP                                                                                    TEXAS
ESLABON FEEDERS, LP                                                                                      TEXAS
ESLABON MANAGEMENT LLC                                                                                   TEXAS
FEED SERVICES, LLC                                                                                       DELAWARE
FITCHVILLE REALTY HOLDING, LLC                                                                           CONNECTICUT
FITCHVILLE REALTY, INC.                                                                                  CONNECTICUT
FORAGE GENETICS ARGENTINA S.R.L.                                                                         ARGENTINA
FORAGE GENETICS, INC.                                                                                    MINNESOTA
GOLDEN STATE FEEDS, LLC                                                                                  DELAWARE
GOLDEN VALLEY DAIRY PRODUCTS, INC.                                                                       CALIFORINA
GRAND MESA EGGS, INC.                                                                                    COLORADO
HAY MARKETS INTERNATIONAL LLC                                                                            MINNESOTA
HEJLIK PIG CO., L.C.                                                                                     IOWA
HI POINT INDUSTRIES, LLC                                                                                 CALIFORINA
KF SERVICIOS DEL MAY, S.A. DE C.V.                                                                       MEXICO
KOFKOFF EGG FARM, LLC                                                                                    CONNECTICUT
KOFKOFF FEED, INC.                                                                                       CONNECTICUT
L & W EGG PRODUCTS, INC.                                                                                 OHIO
LAND O'LAKES GREAT WALL ENTERPRISE HOLDING LTD.                                                          BRITISH VIRGIN ISLANDS
LAND O'LAKES PURINA FEED LLC                                                                             DELAWARE
LAND O'LAKES HOLDINGS, INC.                                                                              MINNESOTA
LAND O'LAKES INTERNATIONAL DEVELOPMENT CORP.                                                             DELAWARE
LAND O'LAKES MULTITECNOLOGIAS NUTRICIONALES DE MEXICO S.A. DE C.V.                                       MEXICO
LIQUITECH MANAGEMENT GROUP, INC.                                                                         NEBRASKA
LIQUITECH, LTD.                                                                                          NEBRASKA
LOL SPV, LLC                                                                                             DELAWARE
LOL FINANCE CO.                                                                                          MINNESOTA
LOL HOLDINGS II, INC.                                                                                    DELAWARE
LOL POWER, LLC                                                                                           WISCONSIN
LOLFC, LLC                                                                                               MINNESOTA
LOOMIS CROP NUTRIENTS LLC                                                                                NEBRASKA
MADISON FARMS BUTTER, LLC                                                                                ILLINOIS
MCANALLY ENTERPRISES, LLC                                                                                MISSOURI
MCANALLY ENTERPRISES, INC.                                                                               CALIFORINA
MELROSE DAIRY PROTEINS, LLC                                                                              DELAWARE
MILK PRODUCTS, LLC                                                                                       MINNESOTA
MOARK, LLC                                                                                               MISSOURI
MOARK EGG CORPORATION                                                                                    MISSOURI
MOARK/FORT RECOVERY EGG MARKETING, LLC                                                                   MISSOURI
MUNSON LAKES NUTRITION, LLC                                                                              MINNESOTA
NEW FEEDS, LLC                                                                                           IOWA
NORCO RANCH HOLDING COMPANY, INC.                                                                        CALIFORINA
NORCO RANCH, INC.                                                                                        CALIFORINA
NORTHERN COUNTRY FEEDS, LLC                                                                              IOWA
NORTHWEST IOWA AGRONOMY LLC                                                                              IOWA
NORTHWEST FOOD PRODUCTS COMPANY, INC.                                                                    MINNESOTA
NORTHWEST FOOD PRODUCTS TRANSPORTATION, LLC                                                              WISCONSIN
NUTRA-BLEND, LLC                                                                                         MISSOURI
NUTRIKOWI FARMLAND, S.A. DE C.V.                                                                         MEXICO
PACHECO EGG FARMS, LLC                                                                                   MASSACHUSETTS
PACE MANUFACTURING COMPANY                                                                               DELAWARE
PAPILLON AGRICULTURAL PRODUCTS, INC.                                                                     MARYLAND
PENNY NEWMAN MILLING LLC                                                                                 CALIFORINA
PMI AGRICULTURE, LLC                                                                                     MISSOURI
PMI NUTRITION INTERNATIONAL, LLC                                                                         DELAWARE
PMI NUTRITION, LLC                                                                                       DELAWARE
PREMIER FARMS, LLC                                                                                       MISSOURI
PRO-PET, LLC                                                                                             DELAWARE
PURINA MILLS, LLC                                                                                        DELAWARE
RESEARCH SEEDS, INC.                                                                                     MISSOURI
RSA MICROTECH, LLC                                                                                       DELAWARE
SOUTHERN NEW ENGLAND EGG, LLC                                                                            MISSOURI
SOUTHWEST CROP NUTRIENTS, LLC                                                                            KANSAS
SOUTHWEST LIQUIDS, LLC                                                                                   KANSAS
SOYBEAN RESEARCH FOUNDATION, INC.                                                                        MINNESOTA
SOYGENETICS, LLC                                                                                         DELAWARE
SUNBEST FOODS OF IOWA, INC.                                                                              IOWA
SUNBEST FOODS, LLC                                                                                       MISSOURI
SWINE MANAGEMENT SERVICES OF PIPESTONE, LLC                                                              DELAWARE
THOMAS PRODUCTS, LLC                                                                                     DELAWARE
TRI-STATE AGRI SERVICES, LLC                                                                             KANSAS
VISION AG LLC                                                                                            IOWA
WESTCO AGRONOMY COMPANY, LLC                                                                             DELAWARE
WHIP-O-WILL EGG FARMS, LLC                                                                               CONNECTICUT
WILCO-AGRILIANCE, LLC                                                                                    OREGON
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